SUBSIDIARY GUARANTEE

This SUBSIDIARY GUARANTEE, dated as of March 18, 2026 (this “Guarantee”), is made by each signatory hereto (together with any other entity that may become a party hereto as provided herein, “Guarantors”) in favor of Holder (as defined below).

W I T N E S S E T H:

WHEREAS, Bed Bath & Beyond, Inc., a Delaware corporation (“Holder”), has made a loan in the original principal amount of $2,000,000 (the “Loan”) to Fathom Holdings Inc., a North Carolina corporation (the “Company”), in exchange for the issuance by the Company to Holder of a Subordinated Secured Promissory Note, dated as of the date hereof, in the amount of the Loan (as amended, supplemented or otherwise modified from time to time, the “Note”); and

WHEREAS, each Guarantor will directly benefit from the extension of credit to the Company represented by the issuance of the Note;

NOW, THEREFORE, in consideration of the premises and to induce Holder to make the Loan to the Company and accept the Note, each Guarantor hereby agrees with Holder as follows:

1.Definitions. Unless otherwise defined herein, terms defined in the Note and used herein shall have the meanings given to them in the Note. The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and Section and Schedule references are to this Guarantee unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. The following terms shall have the following meanings:

“Guarantee” means this Subsidiary Guarantee, as the same may be amended, supplemented or otherwise modified from time to time.

“Obligations” means, in addition to all other costs and expenses of collection incurred by Holder in enforcing any of such Obligations and/or this Guarantee, all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing to, of the Company or any Guarantor to Holder, pursuant to this Guarantee, the Note, the Security Agreement and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Holder as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, and interest on the Note and the Loan extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Company or any Guarantor from time to time under or in connection with this Guarantee, the Note and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; and (iii) all amounts (including, but not limited to, post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company or any Guarantor.

2.Guarantee.

(a)Guarantee.

(i)Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantee to Holder and its successors, endorsees, transferees and assigns, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

(ii)Anything herein or in any other Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws, including laws relating to the insolvency of debtors, subsidiary guarantors, fraudulent conveyance or transfer or laws affecting the rights of creditors generally (after giving effect to the right of contribution established in Section 2(b)).

(iii)Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of Holder hereunder.

(iv)The guarantee contained in this Section 2 shall remain in full force and effect until all the Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by indefeasible payment in full (or converted into Common Stock of the Company as contemplated by the Note) (other than contingent indemnification obligations for which no claim has been asserted).

(v)No payment made by the Company, any Guarantor, any other guarantor or any other Person or received or collected by Holder from the Company, any Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations (other than contingent indemnification obligations for which no claim has been asserted) are indefeasibly paid in full, or converted into Common Stock of the Company as contemplated in the Note.

(vi)Notwithstanding anything to the contrary in this Guarantee, with respect to any defaulted non-monetary Obligations, the specific performance of which by Guarantors is not reasonably possible (e.g., the issuance of the Company’s Common

Stock), Guarantors shall only be liable for making Holder whole on a monetary basis for the Company’s failure to perform such Obligations in accordance with the Documents.

(b)Right of Contribution. Subject to Section 2(c), each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2(c). The provisions of this Section 2(b) shall in no respect limit the obligations and liabilities of any Guarantor to Holder, and each Guarantor shall remain liable to Holder for the full amount guaranteed by such Guarantor hereunder.

(c)No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by Holder, no Guarantor shall be entitled to be subrogated to any of the rights of Holder against the Company or any other Guarantor or any collateral security or guarantee or right of offset held by Holder for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to Holder by the Company on account of the Obligations are indefeasibly paid in full (or otherwise converted in accordance with the terms of the Note). If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full (or otherwise converted in accordance with the terms of the Note), such amount shall be held by such Guarantor in trust for Holder, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to Holder in the exact form received by such Guarantor (duly indorsed by such Guarantor to Holder, if required), to be applied against the Obligations, whether matured or unmatured, in such order as Holder may determine.

(d)Amendments, Etc. With Respect to the Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by Holder may be rescinded by Holder and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by Holder, and the Note and the other Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as Holder may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by Holder for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Holder shall have no obligation to protect, secure, perfect or insure any Lien at any time held by Holder as security for the Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

(e)Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by Holder upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Company and any of Guarantors, on the one hand, and Holder, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives to the extent permitted by law diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or any of Guarantors with respect to the Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment and performance without regard to (i) the validity or enforceability of the Note or any other Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by Holder, (ii) any defense, set-off or counterclaim (other than a defense of payment or performance or fraud by Holder) which may at any time be available to or be asserted by the Company or any other Person against Holder, or (iii) any other circumstance whatsoever (with or without notice to or knowledge of the Company or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company for the Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, Holder may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Company, any other Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by Holder to make any such demand, to pursue such other rights or remedies or to collect any payments from the Company, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of Holder against any Guarantor. For the purposes hereof, “demand” shall include the commencement and continuance of any legal proceedings.

(f)Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by Holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

(g)Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to Holder without set-off or counterclaim in U.S. dollars at the address set forth or referred to in the signature pages to the Note.

3.       Representations and Warranties. Each Guarantor hereby makes the following representations and warranties to Holder as of the date hereof:

(a)Organization and Qualification. Guarantor is a corporation or a limited liability company, duly incorporated or formed, validly existing and, except as set forth on Schedule 1, in good standing under the laws of the applicable jurisdiction set forth on Schedule 1, with the requisite corporate or limited liability company power and authority to own and use its properties and assets and to carry on its business as currently conducted. Guarantor has no Material Subsidiaries other than those identified in the Note. Guarantor is duly qualified to do business and is in good standing as a foreign corporation or limited liability company in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, (i) adversely affect the legality, validity or enforceability of any of this Guarantee in any material respect, (ii) have a material adverse effect on the results of operations, assets, prospects, or financial condition of Guarantor or (iii) adversely impair in any material respect Guarantor’s ability to perform fully on a timely basis its obligations under this Guarantee (a “Material Adverse Effect”).

(b)Authorization; Enforcement. Guarantor has the requisite corporate or limited liability company power and authority to enter into and to consummate the transactions contemplated by this Guarantee, and otherwise to carry out its obligations hereunder. The execution and delivery of this Guarantee by Guarantor and the consummation by it of the transactions contemplated hereby have been duly authorized by all requisite corporate or limited liability company action on the part of Guarantor. This Guarantee has been duly executed and delivered by Guarantor and constitutes the valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(c)No Conflicts. The execution, delivery and performance of this Guarantee by Guarantor and the consummation by Guarantor of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of its Certificate of Incorporation or other organizational document or By-laws or operating agreement, or (ii) conflict with, constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Guarantor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which Guarantor is subject (including Federal and State securities laws and regulations), or by which any material property or asset of Guarantor is bound or affected, except in the case of each of clauses (ii) and (iii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of Guarantor is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, do not have a Material Adverse Effect.

(d)Consents and Approvals. Guarantor is not required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local, foreign or other governmental authority or other person in connection with the execution, delivery and performance by Guarantor of this Guarantee.

(e)Note. The representations and warranties of the Company set forth in the Note as they relate to such Guarantor, each of which is hereby incorporated herein by reference, are true and correct as of each time such representations are deemed to be made pursuant to the Note, and the Holder shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Company’s knowledge shall, for the purposes of this Section 3, be deemed to be a reference to such Guarantor’s knowledge.
4.       Covenants.

(a)Each Guarantor covenants and agrees with Holder that, from and after the date of this Guarantee until the termination of such Guarantee, such Guarantor shall take, and/or shall refrain from taking, as the case may be, each commercially reasonable action that is necessary to be taken or not taken, as the case may be, so that no Event of Default (as defined in the Note) is caused by the failure to take such action or to refrain from taking such action by such Guarantor.

(b)So long as any of the Obligations are outstanding (other than contingent indemnification claims which have not been asserted), unless Holder otherwise consents in writing, each Guarantor will not directly or indirectly on or after the date of this Guarantee:

(i)enter into, create, incur, assume or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom, other than Permitted Indebtedness;

(ii)enter into, create, incur, assume or suffer to exist any liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom, other than Permitted Liens;

(iii)amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of Holder;

(iv)repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its securities or debt obligations, except as otherwise required by the express terms of any Permitted Indebtedness;

(v)pay cash dividends on any equity securities of the Company;

(vi)enter into any transaction with any affiliate of Guarantor which would be required to be disclosed in any public filing of the Company with the Commission, unless such transaction is made on an arm’s-length basis and expressly approved by a majority of the disinterested directors of the Company (even if less than a quorum otherwise required for board approval); or

(vii)into any agreement with respect to any of the foregoing.

5.       Miscellaneous.

(a)Amendments in Writing. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except in writing by Holder.

(b)Notices. All notices, requests and demands to or upon Holder or any Guarantor hereunder shall be effected in the manner provided for in the Note, provided that any such notice,

request or demand to or upon any Guarantor shall be addressed to such Guarantor at the address for the Company as set forth in the Note.

(c)No Waiver by Course of Conduct; Cumulative Remedies. Holder shall not by any act (except by a written instrument pursuant to Section 5(a)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default under the Documents or Event of Default. No failure to exercise, nor any delay in exercising, on the part of Holder, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Holder of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Holder would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

(d)Enforcement Expenses; Indemnification.

(i)Each Guarantor agrees to pay, or reimburse Holder for, all its reasonable and documented out-of-pocket costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Guarantee and the other Documents to which such Guarantor is a party, including, without limitation, the reasonable and documented fees and disbursements of external counsel to Holder.

(ii)Each Guarantor agrees to pay, and to save Holder harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable in connection with any of the transactions contemplated by this Guarantee.

(iii)Each Guarantor agrees to pay, and to save Holder harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Guarantee to the extent the Company would be required to do so pursuant to the Note.

(iv)The agreements in this section shall survive repayment of the Obligations and all other amounts payable under the Note and the other Documents.

(e)Successor and Assigns. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of Holder and its respective successors and assigns; provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Guarantee without the prior written consent of Holder.

(f)Set-Off. Each Guarantor hereby irrevocably authorizes Holder at any time and from time to time while an Event of Default under any of the Documents shall have occurred and be continuing, without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits, credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by Holder to or for the credit or the account of such Guarantor, or any part thereof in such amounts as Holder may elect, against and on account of the obligations and liabilities of such Guarantor to Holder hereunder and claims of every nature and description of Holder against such Guarantor, in any currency, whether arising hereunder, under the Note, any other Document or otherwise, as Holder may elect, whether or not Holder has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Holder shall notify such Guarantor promptly of any such set-off and the application made by Holder of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Holder under this section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which Holder may have.

(g)Counterparts. This Guarantee may be executed by one or more of the parties to this Guarantee on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

(h)Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(i)Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

(j)Integration. This Guarantee and the other Documents represent the agreement of Guarantors and Holder with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by Holder relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Documents.

(k)Governing Laws. All questions concerning the construction, validity, enforcement and interpretation of this Guarantee shall be governed by and construed and enforced in accordance with the internal laws of the State of New York. Each of the Company and Guarantors agree that all proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Guarantee (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each of the Company and Guarantors hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Guarantee and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Guarantee or the transactions contemplated hereby.

(l)Acknowledgements. Each Guarantor hereby acknowledges that:

(i)it has been advised by counsel in the negotiation, execution and delivery of this Guarantee and the other Documents to which it is a party;

(ii)Holder does not have any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Guarantee or any of the other Documents, and the relationship between Guarantors, on the one hand, and Holder, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(iii)no joint venture is created hereby or by the other Documents or otherwise exists by virtue of the transactions contemplated hereby among Guarantors and Holder.

(m)Additional Guarantors. The Company shall cause each of its Subsidiaries formed or acquired on or subsequent to the date hereof, which are designated as Material Subsidiaries upon the mutual agreement of the Company and Holder, to become a Guarantor for all purposes of this Guarantee by executing and delivering an Assumption Agreement in the form of Annex 1 hereto and to grant a lien in substantially all of their assets pursuant to documentation satisfactory to Holder.

(n)Release of Guarantors. Each Guarantor will be automatically released from all liability hereunder concurrently with the indefeasible repayment in full (or conversion into common stock of the Company) of all amounts (other than contingent indemnification obligations for which no claim has been asserted) owed under the Note and the other Documents.

(o)Subordination. Holder hereby agrees that Section 9 of the Note (Subordination) shall apply to it and its rights and obligations under this Guarantee, and such section is incorporated fully herein by reference, mutatis mutandis.

(p)WAIVER OF JURY TRIAL. EACH GUARANTOR AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, HOLDER, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE AND FOR ANY COUNTERCLAIM THEREIN.

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(Signature Page Follows)

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered as of the date first above written.

E4:9 Holdings LLC

By:	/s/ Marco Fregenal
Name:	Marco Fregenal
Title:	President

IntelliAgent, LLC

By:	/s/ Marco Fregenal
Name:	Marco Fregenal
Title:	Manager

Fathom Realty Holdings LLC

By:	/s/ Marco Fregenal
Name:	Marco Fregenal
Title:	Manager

Verus Holdings Inc.

By:	/s/ Marco Fregenal
Name:	Marco Fregenal
Title:	President

Annex 1 to
SUBSIDIARY GUARANTEE

This ASSUMPTION AGREEMENT, dated as of [ ], is made by [ ], a [ ] [corporation][limited liability company] (the “Additional Guarantor”), in favor of Holder pursuant to the Note referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Note.

W I T N E S S E T H:

WHEREAS, Fathom Holdings Inc., a North Carolina corporation (the “Company”), has issued to Holder a Subordinated Secured Promissory Note, dated as of March 18, 2026, in the original principal amount of $2,000,000 (as amended, supplemented or otherwise modified from time to time, the “Note”);

WHEREAS, in connection with the Note, certain Subsidiaries of the Company (other than the Additional Guarantor) have entered into the Subsidiary Guarantee, dated as of March 18, 2026 (as amended, supplemented or otherwise modified from time to time, the “Guarantee”) in favor of Holder;

WHEREAS, the Guarantee requires the Additional Guarantor to become a party to the Guarantee; and

WHEREAS, the Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee;

NOW, THEREFORE, IT IS AGREED:

1. Guarantee. By executing and delivering this Assumption Agreement, the Additional Guarantor, as provided in Section 5(m) of the Guarantee, hereby becomes a party to the Guarantee as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. The information set forth in Annex 1 hereto is hereby added to the information set forth in Schedule 1 to the Guarantee. The Additional Guarantor hereby represents and warrants that each of the representations and warranties contained in Section 3 of the Guarantee is true and correct on and as the date hereof as to such Additional Guarantor (after giving effect to this Assumption Agreement) as if made on and as of such date.

2. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GUARANTOR]

By:
Name:
Title: